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                                                                   EXHIBIT 10.24



                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of December 30, 1997 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                             PRELIMINARY STATEMENT

         A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 (the "Credit Agreement").

         B. The Borrower and the Bank Group desire to amend the Credit Agreement as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

         Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "During the period from and after the Effective Date until the Borrowing Base is redetermined in accordance with this Section, the amount of the Borrowing Base shall be $50,000,000; provided, however, that if the Concho Properties are sold, the amount of the Borrowing Base shall automatically be reduced to $36,500,000 during the period from the date of such sale until the Borrowing Base is redetermined in accordance with this Section."

         b. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:


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                 "Section 6.07. Sales of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary, (c) the sale of the Concho Properties for a purchase price of $17,000,000; provided, that at least $13,500,000 of the sales proceeds from the sale of the Concho Properties is used to partially repay the Loans, and (d) any other sale of Properties sold at fair market value, so long as the aggregate Net Proceeds for all such sales made under this subclause (d) during the period between each redetermination of the Borrowing Base does not exceed $1,000,000."

         c. The following defined terms are hereby added to Annex A of the Credit Agreement in their appropriate alphabetical order:

                 ""Concho Properties" means the Borrower's Oil and Gas Properties and other related assets described as the "Assets" in the Concho Purchase Agreement.

                 "Concho Purchase Agreement" means that certain Purchase and Sale Agreement dated December 17, 1997, by and between the Borrower and Concho Resources, Inc., a Delaware corporation."

         Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

         Section 4. Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Bank Group and in such number of counterparts as may be reasonably requested by the
Agent:

         a. this Amendment executed by the Borrower and each member of the Bank Group; and

         b.      a fully executed copy of the Concho Purchase Agreement.


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         Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

         Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 7. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                       COSTILLA ENERGY, INC.


                                       By:     /s/ BOBBY W. PAGE
                                           -----------------------------------
                                       Name:       Bobby W. Page
                                             ---------------------------------
                                       Title:      Senior Vice President
                                              --------------------------------





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                                       BANKERS TRUST COMPANY,
                                          as Agent and Bank

                                       By:        /s/ RYAN A. ZANIN
                                               --------------------------------
                                       Name:          RYAN A. ZANIN
                                               --------------------------------
                                       Title:         MANAGING DIRECTOR
                                               --------------------------------

                                       UNION BANK OF CALIFORNIA, N.A.,
                                          as Co-Agent and Bank

                                       By:        /s/ CARL STUTZMAN
                                               --------------------------------
                                       Name:          CARL STUTZMAN
                                               --------------------------------
                                       Title:         VICE PRESIDENT
                                               --------------------------------


                                       By:        /s/ RANDALL OSTERBER
                                               --------------------------------
                                       Name:          RANDALL OSTERBER
                                               --------------------------------
                                       Title:         VICE PRESIDENT
                                               --------------------------------


                                       DEN NORSKE BANK ASA
                                          as Bank

                                       By:        /s/ MORTEN BJORNSEN
                                               --------------------------------
                                       Name:          MORTEN BJORNSEN
                                               --------------------------------
                                       Title:         SENIOR VICE PRESIDENT
                                               --------------------------------


                                       By:        /s/ J. MORTEN KREUTZ
                                               --------------------------------
                                       Name:          J. MORTEN KREUTZ
                                               --------------------------------
                                       Title:         VICE PRESIDENT
                                               --------------------------------

                                       THE TORONTO DOMINION BANK
                                          as Bank

                                       By:        /s/ JORGE A. GARCIA
                                               --------------------------------
                                       Name:          JORGE A. GARCIA
                                               --------------------------------
                                       Title:         MGR. CR. ADMIN.
                                               --------------------------------





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                                       WELLS FARGO BANK, N.A.
                                          as Bank

                                       By:        /s/ JEFFREY P. ROSE
                                               --------------------------------
                                       Name:          Jeffrey P. Rose
                                               --------------------------------
                                       Title:         Vice President
                                               --------------------------------




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